UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2008
                                                           ------------


                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


            Delaware                    0-28815               06-1241321
            --------                    -------               ----------
  State or other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)             File Number)       Identification No.)


         13  North Street, Litchfield, Connecticut         06759
         -----------------------------------------         -----
          (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Section 8 - Other Events

        Item 8.01.  Other Events.

        Annual Meeting of Shareholders of First Litchfield Financial Corporation
        ------------------------------------------------------------------------

                  The Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") was held on Wednesday, May 21, 2008.

                  1.  Election Of Directors
                      ---------------------

                  The vote for re-electing each of the five Directors listed below to serve for a term of three years is as follows:

                                                                                       Withholding
                                                                For                     Authority
                                                                ---                     ---------
                  Patrick J. Boland
                  -----------------

                  Number of Shares:                          1,953,773                    24,680
                  Percentage of Shares Entitled to Vote:         82.38%                     1.04%
                  Percentage of Shares Voted:                    98.75%                     1.25%

                                                                                       Withholding
                                                                For                     Authority
                                                                ---                     ---------
                  John A. Brighenti
                  -----------------

                  Number of Shares:                          1,953,773                    24,680
                  Percentage of Shares Entitled to Vote:         82.38%                     1.04%
                  Percentage of Shares Voted:                    98.75%                     1.25%

                                                                                       Withholding
                                                                For                     Authority
                                                                ---                     ---------
                  Kathleen A. Kelley
                  ------------------

                  Number of Shares:                          1,974,318                     4,135
                  Percentage of Shares Entitled to Vote:         83.24%                     0.17%
                  Percentage of Shares Voted:                    99.79%                     0.21%


                                                                                       Withholding
                                                                For                     Authority
                                                                ---                     ---------
                  Richard E. Pugh
                  ---------------

                  Number of Shares:                          1,950,824                    27,629
                  Percentage of Shares Entitled to Vote:         82.25%                     1.16%
                  Percentage of Shares Voted:                    98.60%                     1.40%


                                       2


                                                                                       Withholding
                                                                For                     Authority
                                                                ---                     ---------
                  H. Ray Underwood
                  ----------------

                  Number of Shares:                          1,953,542                    24,911
                  Percentage of Shares Entitled to Vote:         82.37%                     1.05%
                  Percentage of Shares Voted:                    98.74%                     1.26%


                  Continuing as Directors with terms to expire at the 2009 Annual Meeting of Shareholders are: Joseph J. Greco, Perley H. Grimes, Jr., Gregory S. Oneglia, and Charles E. Orr. Continuing as Directors with terms to expire at the 2010 Annual Meeting of Shareholders are: George M. Madsen, Alan B. Magary, William J. Sweetman, and Patricia D. Werner.

                  2.  Appointment of Auditors
                      -----------------------

                  To vote cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to ratify the appointment of McGladrey & Pullen, LLP to act as independent auditors of the current fiscal year are as follows:

                           "FOR APPROVAL"          "AGAINST APPROVAL"                "ABSTAIN"
                           1,929,117                     44,422                        4,914
                                                    (Number of Votes)

                           81.34%                         1.87%                         0.21%
                                          (Percent of shares entitled to vote)

                           97.51%                         2.25%                         0.25%
                                     (Percent of shares actually voted at the meeting)


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                  FIRST LITCHFIELD FINANCIAL CORPORATION

                                  By:  /s/ Joseph J. Greco
                                       ------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer



Dated:   May 22, 2008


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